UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

ContextLogic Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39775	27-2930953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Sansome Street 40th Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 432-7323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WISH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, Rajat Bahri, Chief Financial Officer of ContextLogic Inc. (the “Company” or “Wish”), provided notice of his intention to resign from the Company. Mr. Bahri intends to continue in his position until July 23, 2021 to provide a smooth transition as the Company identifies a successor; the Company has already initiated this search. In the interim, the Company has appointed Brett Just and Jennifer Oliver as Interim co-Chief Financial Officers, with such appointments to be effective upon the effectiveness of Mr. Bahri’s resignation.

Mr. Just, age 39, will also continue in his role as Chief Accounting Officer, which he has held since November 2020. Prior to taking on these roles, he served as Wish’s Controller from August 2019 and as Assistant Controller from September 2017. Mr. Just was previously the Controller for the Internet of Things (IOT) Business Unit at Cisco Systems, Inc. from 2016 to 2017 and Assistant Controller for Jasper Wireless from 2013 to 2016, prior to its acquisition by Cisco in March 2016. Mr. Just began his career in public accounting at Deloitte and Just, Gurr & Associates. He holds a B.S. in Business Economics from the University of California, Los Angeles.

Ms. Oliver, age 34, joined Wish in August 2018 and was most recently our Director of Finance Planning & Analysis. From March 2016 until August 2018, Ms. Oliver served in various positions at Cisco Systems, Inc., most recently as Senior Financial Analyst, and previously served in various positions at Jasper Wireless prior to its acquisition by Cisco in March 2016. Ms. Oliver started her career in the Financial Leadership Development Program at Lockheed Martin Space Systems, a global security and aerospace company. She holds an M.B.A. from Santa Clara University and a B.S. in Business Administration from California Polytechnic State University.

There are no family relationships between either Mr. Just or Ms. Oliver and any of the Company’s directors or executive officers, and neither Mr. Just nor Ms. Oliver has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2021

ContextLogic Inc.

By:	/s/ Devang Shah
Devang Shah
General Counsel & Secretary